OPPENHEIMER VARIABLE ACCOUNT FUNDS

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Supplement dated May 29, 2013 to the

Statement of Additional Information dated April 30, 2013

This supplement amends the Statement of Additional Information of Oppenheimer Variable Account Funds dated April 30, 2013, with respect to the fund referenced above.

Effective May 31, 2013

All references to Julie Van Cleave contained within the Statement of Additional Information are hereby removed.

May 29, 2013	PX0610.004